UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

Pacific Coast Oil Trust

(Exact name of registrant as specified in its charter)

Delaware	1-35532	80-6216242
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

The Bank of New York Mellon Trust Company, N.A. 601 Travis, Floor 16 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6555

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units of Beneficial Interest	ROYT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on November 19, 2019, Pacific Coast Oil Trust (the “Trust”) received written notification (the “Notice”) from the New York Stock Exchange (“NYSE”) indicating that the Trust is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual because the Trust failed to timely file its Quarterly Report on Form 10-Q for the period ended September 30, 2019 (the “Third Quarter 2019 Form 10-Q”), which was due to be filed with the Securities and Exchange Commission (“SEC”) no later than November 18, 2019. As set forth in the Notice, under NYSE rules, the Trust would have six months from November 18, 2019 to file the Third Quarter 2019 Form 10-Q with the SEC, a period that the NYSE, in its sole discretion, may extend by up to an additional six months.

In addition to the Third Quarter 2019 Form 10-Q, the Trust also has been unable to file on a timely basis its Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”) and its Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “First Quarter 2020 Form 10-Q”, and together with the Third Quarter 2019 Form 10-Q and the 2019 Form 10-K, the “Delayed Filings”). As previously disclosed, the delays were the result of the resignation of PricewaterhouseCoopers LLP as the Trust’s independent registered public accounting firm on October 4, 2019, and the subsequent search undertaken by The Bank of New York Mellon Trust Company, N.A., the trustee of the Trust, for a suitable successor willing to serve as the Trust’s independent registered public accounting firm. As previously disclosed, on March 2, 2020, the Trust engaged Pannell Kerr Forster of Texas, P.C. (“PKF”) as the Trust’s independent registered public accounting firm. The Trust has informed the NYSE that it intends to file the Third Quarter 2019 Form 10-Q and the 2019 Form 10-K with the SEC by the end of June 2020 and to file the First Quarter 2020 Form 10-Q with the SEC by the end of July 2020, in each case after PKF has completed its procedures with respect to the financial statements of the Trust included in such report.

On May 14, 2020, the Trust received written notification from the NYSE (the “Extension Notice”) extending the six-month cure period, which was due to expire on May 18, 2020, until August 15, 2020, subject to reassessment on an ongoing basis. The Extension Notice also provides that the NYSE may nevertheless commence delisting proceedings at any time prior to August 15, 2020 if the Trust is unable to file the Delayed Filings on the timetable communicated to the NYSE. In addition, the Extension Notice provides that if the Trust does not file the Delayed Filings and any subsequent delayed filings with the SEC by the end of the maximum 12-month cure period that expires on November 19, 2020, the NYSE will move forward with the initiation of suspension and delisting procedures. Under NYSE rules, the Trust’s units of beneficial interest will remain listed on the NYSE under the symbol “ROYT” with an “LF” indicator to signify late filing status.

In addition, as previously disclosed, on November 27, 2019, the Trust received written notification from the NYSE that the Trust no longer satisfied the continued listing compliance standards set forth under Rule 802.01C of the NYSE Listed Company Manual because the average closing price of the Trust units fell below $1.00 over a 30 consecutive trading-day period that ended November 25, 2019 (the “Minimum Price Requirement”). If the Trust is unable to regain compliance with the applicable standards within a six-month cure period, the NYSE will commence suspension and delisting procedures. During the cure period, the Trust units will continue to trade on the NYSE, subject to compliance with other continued listing requirements. On April 23, 2020, the NYSE notified the Trust that the NYSE had temporarily suspended such continued listing compliance standards through June 30, 2020 in response to the effects of the COVID-19 pandemic, and that as a result the Trust’s cure period with respect to the Minimum Price Requirement has been extended until August 5, 2020.

If delisted by the NYSE, the Trust units may be transferred to the over-the-counter (“OTC”) market, a significantly more limited market than the NYSE, which could affect the market price, trading volume, liquidity and resale price of the units. Securities that trade on the OTC markets also typically experience more volatility compared to securities that trade on a national securities exchange.

No assurance can be given that the Trust will be able to regain compliance with the aforementioned listing requirements or maintain compliance with the other continued listing requirements set forth in the NYSE Listed Company Manual. If the Trust’s units of beneficial interest ultimately were to be suspended from trading on, or delisted from, the NYSE for any reason, it could have adverse consequences including, among others: lower demand and market price for the Trust’s units of beneficial interest; adverse publicity; and a reduced interest in the Trust from investors, analysts and other market participants.

This Form 8-K contains forward-looking statements, including all statements other than statements of historical fact. No assurances can be given that such statements will prove to be correct. Whether the Trust will be able to regain compliance with the listing requirements described above or maintain compliance with the other continued listing requirements set forth in the NYSE Listed Company Manual will be determined by factors outside of the control of the Trust and the Trustee, including oil and gas commodity prices, actions of market participants, the economic effects of the COVID-19 pandemic, and the risks described in the Trust's Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 8, 2019 and the Trust’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Statements made in this Form 8-K are qualified by the cautionary statements made in this Form 8-K. The Trust and the Trustee do not intend, and assume no obligation, to update any of the statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Coast Oil Trust

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: May 19, 2020	By:	/s/ Sarah Newell
Sarah Newell
Vice President